UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d)

of The Securities Exchange Act of 1934

March 30, 2015

Date of Report (Date of earliest event reported)

PennantPark Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00736	20-8250744
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 15th Floor, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

212-905-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 30, 2015, PennantPark Investment Corporation (the “Company”) held a reconvened annual meeting of stockholders (the “Annual Meeting”) and submitted one matter to the vote of stockholders. The proposal is described in detail in the Company’s definitive joint proxy statement filed with the Securities and Exchange Commission on November 26, 2014. As of December 1, 2014, the record date, 75,092,911 shares of common stock were eligible to vote. A summary of the matter voted upon by the stockholders is set forth below.

Proposal 1. The Company’s stockholders elected Mr. Adam Bernstein and Mr. Jeffrey Flug each as a Class II director of the Company, each of whom will serve until the 2018 Annual Meeting, or until his successor is duly elected and qualifies.

The voting results are set forth below:

Name	For	Withheld	Non Voted
Class II
Adam Bernstein	37,653,790	3,018,356	34,420,765
% of Shares Voted	92.58%	7.42%	N/A
Jeffrey Flug	39,026,729	1,645,417	34,420,765
% of Shares Voted	95.95%	4.05%	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PennantPark Investment Corporation

Date: March 31, 2015	/s/ AVIV EFRAT
Aviv Efrat
Chief Financial Officer & Treasurer